                                                                   EXHIBIT 10.66
                                                                   -------------

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[_____]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

[LOGO]

                              [LETTERHEAD OF MCI]


                                EIGHTH AMENDMENT

This Eighth Amendment is made between ASSOCIATED COMMUNICATIONS COMPANIES OF AMERICA (ACCA) ("Customer") and MCI TELECOMMUNICATIONS CORPORATION ("MCI") and shall become effective on March 1, 1997, provided that Customer signs this Eighth Amendment by the date specified in Paragraph 4 herein ("Eighth Amendment Effective Date").

WHEREAS, Customer and MCI entered into a Carrier Agreement signed by MCI on November 9, 1995, as heretofore amended (as amended, the "Agreement"); and

WHEREAS, Customer and MCI desire to enter into this Eighth Amendment for the purpose of further amending the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Customer and MCI agree as follows:

1. Commencing on the Eighth Amendment Effective Date, LATA AEO shall be added to group 4 of Paragraph 7(b)(3) of the Agreement retroactively to April 1, 1996.

2. Commencing on the Eighth Amendment Effective Date, the following paragraph shall be added as new Paragraph 7(r) of the Agreement:

     7.   Additional Rates.
          -----------------

     (r)  International PRISM 1 Service Terminating in Mexico.
          ----------------------------------------------------

     (1) For International Prism 1 Service traffic originating via dedicated access and terminating in Mexico, Customer shall pay a postalized rate per minute, as determined from the table below:

                        --------------------------------
                                 INTERNATIONAL
                                PRISM I SERVICE
                             TERMINATING IN MEXICO

                         RANGE  [_______] [___________]
                        --------------------------------
                          [_]    [_____]       [_____]
                          [_]    [_____]       [_____]
                          [_]    [_____]       [_____]
                          [_]    [_____]       [_____]
                          [_]    [_____]       [_____]
                          [_]    [_____]       [_____]
                          [_]    [_____]       [_____]
                          [_]    [_____]       [_____]
                        --------------------------------

     The ranges set forth in the above table correspond to Table V, Part H of the Tariff (or any successor Tariff section) which state the distance from the Mexican border to the destination in Mexico.


                               MCI CONFIDENTIAL

     (2) The rates set forth in Paragraph 7(r)(l) above shall be fixed for three (3) months from the Eighth Amendment Effective Date. Beginning four
     (4) months after the Eighth Amendment Effective Date, MCI shall have the option to revise such rates on fifteen (15) days notice to Customer.

3. Except as herein modified or amended, the provisions, conditions, and terms of the Agreement shall remain unchanged and in full force and effect.

4. This Eighth Amendment shall be valid only if signed by Customer by MARCH 31, 1997 and subsequently accepted by MCI. This Eighth Amendment and the Agreement are the complete agreement of the parties and shall supersede all other prior agreements and representations, whether written or oral, concerning the Agreement's subject matter.

ASSOCIATED  COMMUNICATIONS              MCI TELECOMMUNICATIONS
COMPANIES OF AMERICA                    CORPORATION

/s/ Mike Newkirk                        /s/ Edward W. Smith
---------------------------             -----------------------------
Signature                               Signature

                                        for
Mike Newkirk                            Jon McGuire
---------------------------             -----------------------------
Printed Name                            Printed Name


COO/BTI VP. ACCA                        Vice President, Finance
---------------------------             -----------------------------
Title                                   Title

3/25/97                                 3/27/97
---------------------------             -----------------------------
Date                                    Date


                               MCI CONFIDENTIAL
                                       2